UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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NRDC ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

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This filing consists of an investor presentation held on August 13, 2009 by Richard Baker, Chief Executive Officer of NRDC Acquisition Corp. and Stuart Tanz, in connection with the proposed transactions pursuant to which NRDC Acquisition Corp. will continue its business as a corporation that will qualify as a real estate investment trust for U.S. federal income tax purposes, commencing with its taxable year ending December 31, 2010.

NRDC ACQUISITION CORP.

ROI
RETAIL OPPORTUNITY INVESTMENTS

Investor Presentation

August 13, 2009

NYSE Amex: NAQ

NRDC ACQUISITION CORP.

ROI RETAIL OPPORTUNITY INVESTMENTS

Safe Harbor

Forward-Looking Statements

This investor presentation includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 and certain statements and comments made during the course of this call including statements regarding the expected completion and effects of the proposed transactions are considered forward looking statements as defined in Section 21E of the Securities Exchange Act of 1934.   These statements include risks and uncertainties and assumptions that may cause actual results to differ. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, our expectations with respect to future performance, anticipated financial impacts of the proposed transactions, certificate of incorporation and warrant amendments and related transactions; approval of the proposed certificate of incorporation and warrant amendments and related transactions by stockholders and warrantholders, as applicable; the satisfaction of the closing conditions to the proposed transactions, certificate of incorporation and warrant amendments and related transactions; and the timing of the completion of the proposed transactions, certificate of incorporation and warrant amendments and related transactions.   For a description of risks that could cause actual results to differ materially from these forward-looking statements please review the press releases and reports filed by us with the SEC. All forward-looking statements are based on information available to us on the date of this call and we do not undertake any obligation to publicly update or revise any forward-looking statements as a result of new information in the future.

Note to Investors

In connection with the proposed transactions we have filed a preliminary proxy statement regarding the proposed transactions with the SEC and intend to mail a definitive proxy statement to our stockholders and warrantholders.  Before making any voting decision investors are urged to read the preliminary proxy statement and the definitive proxy statement when it becomes available because they contain important information about the proposed transactions. Stockholders and warrantholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: NRDC Acquisition Corp., 3 Manhattanville Road, Purchase, NY 10577, Attention: Joseph Roos, Telephone (914) 272-8066.

We and our directors, executive officers, affiliates and other persons may be deemed to be participants in the solicitation of proxies for the special meetings of our stockholders and warrantholders to approve the proposed transactions. A list of the names of those directors and officers and descriptions of their interests in us is contained in our annual report.  You may also obtain additional information about the interests of our directors and officers in the proposed transactions by reading the preliminary proxy statement that we filed and the definitive proxy statement and other relevant materials that we will file with the SEC when they become available.

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Overview

Company:

NRDC Acquisition Corp. (“NRDC”) to be named
Retail Opportunity Investments Corp. (“ROI”)

Transaction Type:

Conversion to perpetual existence equity Retail REIT

REIT Book Equity Value:

Up to approximately $400 million

Public Shares Outstanding:

41.4 million (1)

Ticker/Exchange:

“NAQ” / NYSE Amex

NRDC Stock Price

$9.78 (August 10, 2009)

Trust Value per Share:

$9.89 (July 31, 2009)

Warrants Outstanding:

    Public

41.4 million

    Sponsors

  8.0

        Total

49.4 million

(1) After giving effect to contemplated cancellation of all sponsor shares and excluding 125,000 shares that will be held by the independent directors of the Board.

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NRDC ACQUISITION CORP.

ROI RETAIL OPPORTUNITY INVESTMENTS

Transaction Overview

Convert NRDC into a traditional equity retail REIT

Elect REIT status in 2010

Amend charter to provide for perpetual existence

Change name to Retail Opportunity Investments Corp.

Add customary REIT ownership limitations and related provisions

Increase authorized shares from 106 million to 550 million shares

Eliminate classified status of Board of Directors

Strengthen alignment of interest of sponsors and management team

Increase exercise price from $7.50 to $12.00 per share

Extend maturity by three years to October 23, 2014

Increase redemption call price from $14.25 to $18.75 per share ($22.00 for sponsor warrants)

Amend existing warrants outstanding to mitigate dilution to stockholders

CEO to invest $5.0 million

Cancel 10.125 million sponsor shares

Reduce shares held by each non-sponsor independent director from 45,000 to 25,000 shares

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NRDC ACQUISITION CORP.

ROI RETAIL OPPORTUNITY INVESTMENTS

Investment Opportunity

Significant opportunity to acquire retail properties at what we believe are compelling yields and values substantially below their replacement cost

Overtime, build a premier internally-managed retail equity REIT

Capitalize on highly experienced management team led by industry leader Stuart Tanz, former
Chairman and CEO of Pan Pacific Retail Properties, Inc. (“PNP”)

Absence of legacy assets will allow the team to focus attention solely on growth opportunities

Well-positioned to quickly capitalize on current distress opportunities given strong liquidity

Transaction represents a cost effective alternative to a traditional IPO for investors

Strong alignment among stockholders, management team and sponsors

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NRDC ACQUISITION CORP.

ROI RETAIL OPPORTUNITY INVESTMENTS

Experienced Senior Management

Former Chairman, Chief Executive Officer of PNP
(1997 to 2006).

During 9-year tenure, PNP:

Acquired $2 billion of retail assets comprising over 18
million square feet

Grew market capitalization from $447 million to over $4
billion

Acquired Center Trust (NYSE: CTA) in 2003 for $600
million

Acquired Western (AMEX: WIR) in 2000 for $440
million

Achieved total return to shareholders over 500% since
IPO

Sold PNP for $4.1 billion to Kimco Realty Corp. (NYSE:
KIM) in 2006

Former Chief Financial Officer of New Plan Excel
Realty Trust (“NLX”) (2000 to 2007).

During 7-year tenure, NLX:

Grew market capitalization by $2.2 billion

Added over 110 retail and apartment properties

Achieved total return to shareholders over 300%

Sold to Centro for $6.2 billion in 2007

Stuart Tanz - CEO

John Roche – CFO (1)

Richard Baker – Executive Chairman

Former President of National Realty Development
Company (1997-2006) which:

Owns and manages a retail real estate portfolio in
excess of 18 million square feet in 20 states

Developed 34 Wal-Mart stores in Northeast

Redeveloped and developed approximately 15 million
square feet of retail space

Presently oversees the operations of Lord & Taylor
and Hudson’s Bay Company in Canada

(1) John Roche is expected to join the Company as CFO in conjunction with the Transaction.

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NRDC
ACQUISITION CORP.

ROI
RETAIL OPPORTUNITY INVESTMENTS

Market Opportunity

Very large, broad existing market with highly fragmented ownership

Limited number of large national players able to take advantage of opportunities

According to the International Council of Shopping Centers in 2008, there were:

Over 102,000 shopping centers in the US representing over 7 billion square feet of gross leasable area (“GLA”)

Total retail space of 14.2 billion square feet of GLA

Over 1.1 million retail establishments in the US

Compelling demographics including population and income growth to provide long-term support to retail industry, particularly on the east and west coasts of the US

Current credit crunch has created significant opportunities to acquire assets from distressed owners

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NRDC ACQUISITION CORP.

ROI RETAIL OPPORTUNITY INVESTMENTS

Target Eastern and Western States

Capitalize on management’s long-
standing track record and breadth of
industry contacts on east and west coast.

Focus on target markets with:

Strong population, employment, and
household income growth
(targeting 5 of top 10 markets)

Strong retail sales growth
(targeting 11 of top 15 markets)

Large, fragmented ownership of
retail properties

Historically strict development
restrictions

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NRDC ACQUISITION CORP.
ROI RETAIL OPPORTUNITY INVESTMENTS

Acquisition Strategy

Focus primarily on unique (not widely marketed) opportunities to acquire assets from distressed, inadvertent and/or absentee owners

Focus on necessity-based retail properties and portfolios

Community and neighborhood shopping centers

Anchored by national and regional department stores, supermarkets and drugstores

Established metropolitan markets with strong income and population growth

Priced below replacement cost

Capitalize on management team’s extensive network of relationships with retailers, brokers, institutional owners, banks, private owners, and other real estate operators to generate a consistent flow of off-market acquisition opportunities

Opportunistically evaluate opportunities to acquire retail real estate companies experiencing financial distress.

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NRDC ACQUISITION CORP.

ROI RETAIL OPPORTUNITY INVESTMENTS

Operating Strategy

Enhancing rental revenue and underlying value through hands-on, aggressive management

Pro-actively restructure leases to meet tenants’ needs while improving overall economics

Seek opportunities to improve tenant retention

Make rapid and cost effective cosmetic and functional improvements

Re-merchandise to provide in demand and complementary goods/services

Re-tenant to achieve optimal tenant mix, stable income, tenant flexibility and rent growth

Monitor expenses and prudently carry out capital expenditures

Management and Leasing Strategy

Initially partner with a select group of third party property managers and loan servicers with whom management has established relationships

As portfolio grows over time, internalize our property management and leasing operations to create a fully integrated real estate operating platform with an efficient cost structure

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NRDC ACQUISITION CORP.

ROI RETAIL OPPORTUNITY INVESTMENTS

Financing Strategy

Maintain a conservative and flexible capital structure

Initially focus on property-level financing

Broaden financing sources to include corporate level financings as a REIT

Warrants to provide additional equity capital upon exercise by holders

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NRDC ACQUISITION CORP.
ROI RETAIL OPPORTUNITY INVESTMENTS

Summary Financial Overview

Transaction

(All amounts in $ millions except per share values)

July 31, 2009

Maximum

Minimum

Investment Held in Trust

$410.1

$410.1

$103.4

Less:  Accrued Expenses

(0.5)

(0.5)

(0.5)

Less:  Estimated Transaction Expenses

-

(7.0)

(2.9)

$409.6

$402.6

$100.0

Public Shares Outstanding

41.4

41.4

10.4

Trust Value per Share (1)

$9.89

$9.72

$9.62

Equivalent IPO Gross Spread / Discount (2)

1.7%

2.8%

Multiple of Book Value (3)

1.02

x

1.03

x

(1)  Represents Investment Held in Trust, net of expenses, divided by public shares outstanding.  Note that Trust Value per Share is not necessarily indicative of the price at which the Company’s share may trade.

(2) Represents the percentage difference between Trust Value per Share after the Transaction and Trust Value per Share as of July 31, 2009.

(3) Calculated as the ratio of Trust Value per Share after the Transaction divided by Trust Value per Share as of July 31, 2009.

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NRDC
ACQUISITION CORP.
ROI
RETAIL OPPORTUNITY INVESTMENTS

Board of Directors

Richard A. Baker, Executive Chairman

Stuart Tanz, CEO and President

Robert C. Baker

Mark Burton

William L. Mack

Lee S. Neibart

          Independent Directors

Edward H. Meyer

Ronald W. Tysoe

Vincent S. Tese

Laura H. Pomerantz

Michael J. Indiveri

20

27

46

42

43

30

41

23

33

29

32

Retail / Real Estate

Retail Real Estate

Real Estate

Finance / Real Estate

Private Equity / Real Estate

Private Equity / Real Estate

Retail

Finance / Retail

Legal / Corporate

Retail / Real Estate

Finance

Sector Expertise

Years of Experience

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Appendix

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NRDC ACQUISITION CORP.

ROI RETAIL OPPORTUNITY INVESTMENTS

Board of Directors Biographies

43 years of experience

Founder and Senior Partner of
AREA Property Partners

Experienced in real estate
investment and ownership,
including acquisitions,
development, finance,
dispositions, leasing and
management

Senior Partner of the Mack
Organization

Non-executive Chairman of
Mack-Cali Realty Corporation

Chairman of the Solomon R.
Guggenheim Foundation

William L. Mack

46 years of experience

Chairman and CEO of National
Realty & Development
Corporation

Responsible for managing the
ongoing portfolio company
while providing strategic
planning and sourcing of new
deals

Provides real estate valuation
and re-purposing expertise to
NRDC Equity Partners

Experienced in real estate
acquisition, construction,
financing and management

Robert C. Baker

42 years of experience

CIO of Real Estate Department
at Abu Dhabi Investment
Council and Abu Dhabi
Investment Authority

Former Managing Director at
AIG Global Real Estate
Investment (Europe) Limited,
where he was responsible for
making investments throughout
Europe

Former CEO of Real Estate at
United Bank of Kuwait PLC

Member of Royal Institute of
Chartered Surveyors and
Malinson Committee on Red
Book Valuation and former
member of UK Government
Property Advisor Group

Mark Burton

30 years of experience

Senior Partner of AREA
Property Partners

Oversees global day to day
activities of AREA Property
Partners, including portfolio
company and fund
management, strategic planning
and new business development

Former Executive Vice
President and Chief Operating
Officer of the Robert Martin
Company

Lee S. Neibart

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Federated Department Stores, Inc.

Grey Global Group

GAMCO Investors, Inc.

PBS Real Estate

Amalgamated Bank

NRDC Acquisition Corp.

ROI Retail Opportunity Investments

Independent Directors

Former Senior Advisor
with Perella Weinberg
Partners LP

Director of Canadian
Imperial Bank of
Commerce (CIBC) and
CIBC World Markets
Corp.

Vice Chairman of EW
Scripps Co., a media
conglomerate

Former Vice Chairman,
Chief Financial Officer
and Director of
Federated Department
Stores

Ronald W. Tysoe

Former Chairman and
CEO of Grey Global
Group, a global
advertising agency

Director of the Jim
Pattison Group, a
diversified company
located in Canada

Director of Ethan Allen
Interiors Inc.

Director of National
Cinemedia, LLC, an
operator of digital
theatres

Director of Harman
International Industries,
Inc., a manufacturer of
high-quality, high-fidelity
audio and electronic
products

Former Director of May
Department Stores

Edward H. Meyer

Former Chairman of
Wireless Cable
International and Cross
Country Wireless

Director of Bear Stearns
Companies; Bowne &
Co.; Cablevision Inc.;
Mack-Cali Realty Corp.;
GAMCO Investors Inc.

Former Chief Executive
Officer and Chairman of
the New York State
Urban Development
Corp.

Former Partner in the
law firm of Tese & Tese

Vincent S. Tese

Principal of PBS Realty
Advisors LLC

Former Senior
Managing Director of
Newmark & Company
Real Estate

Former Executive
Managing Director of
S.L. Green

Former Executive Vice
President and Director
of The Leslie Fay
Companies (1993 –
1994), designer,
manufacturer and
marketer of diversified
lines of women's
dresses and sportswear

Laura H. Pomerantz

CFO of Amalgamated
Bank

Former Executive Vice
President and CFO of
City & Suburban Federal
Savings Bank

Former Senior Vice
President and CFO of
Savings Bank of
Rockland County

Michael J. Indiveri

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NRDC ACQUISITION CORP.

ROI RETAIL OPPORTUNITY INVESTMENTS

Investor Contact

For additional information or to schedule a presentation, please contact:

Mr. Joseph Roos

NRDC Acquisition Corp.

3 Manhanttanville Road

Purchase, NY 10577

(914) 272-8066

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